Exhibit 10.14

QUOTA SHARE RETROCESSION AGREEMENT

This Quota Share Retrocession Agreement (this “Agreement”), dated as of April 28, 2004, is made and entered into by and between ASSURED GUARANTY CORP., formerly known as ACE GUARANTY CORP. (the “Retrocedent”), an insurance company organized and licensed under the laws of the State of Maryland, and ACE TEMPEST RE USA, INC. for and on behalf of ACE AMERICAN INSURANCE COMPANY (the “Retrocessionaire”), a Pennsylvania insurance company.

In consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Retrocedent and the Retrocessionaire agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1.  Definitions.  For all purposes with regard to this Agreement, the following terms shall have the following meanings:

A.                                   “Allocated Loss Adjustment Expenses” means expenses paid by the Retrocedent on or after the Effective Date in connection with (i) the adjustment of claims under the Reinsurance Agreements, including, without limitation, court costs, interest upon judgments as it accrues, and allocated investigation, adjustment, and legal expenses chargeable to the investigation, negotiation, settlement or defense of a claim or (ii) the protection, perfection or exercise of any subrogation, salvage or recoupment rights under a Reinsurance Agreement.  For the avoidance of doubt, “Allocated Loss Adjustment Expenses” does not include salaries paid to employees of the Retrocedent or other overhead expenses.

B.                                     “Collateral Amount” has the meaning set forth in Section 8.1.

C.                                     “Commutation Amount” means the consideration payable to a ceding company under a Reinsurance Agreement upon the commutation of such Reinsurance Agreement.

D.                                    “Commuted Reinsurance Agreement” means a Reinsurance Agreement that has been commuted with the prior written consent of the Retrocessionaire, which consent will not be unreasonably withheld.  By way of example only, the Retrocessionaire’s consent in respect of a proposed commutation of a Reinsurance Agreement will not have been unreasonably withheld if the Retrocessionaire believes, in good faith, that the consideration demanded by the ceding company in respect of the proposed commutation would be excessive.

E.                                      “Covered Losses” means Reinsurance Agreement Losses and Allocated Loss Adjustment Expenses.

F.                                      “Deposit Amount” means, as of any date of determination, an amount equal to (i) the premiums retained as a deposit by the Retrocedent on the Upfront Premium Payment Date in accordance with Article 5 hereof plus (ii) amounts previously transferred to the Retrocedent in accordance with Article 8 hereof minus (iii) amounts previously appropriated by the Retrocedent in accordance with Article 8 hereof minus (iv) amounts previously transferred to the Retrocessionaire in accordance with Article 8 hereof plus (v) interest credited in accordance with Article 8 hereof.

G.                                     “Effective Date” means April 1, 2004.

H.                                    “Extra Contractual Obligations” means, with respect to any Reinsurance Agreement, any and all liabilities (whether they constitute compensatory, consequential, exemplary or punitive damages) not covered under any provision of such Reinsurance Agreement that arise from the handling of any claim on business covered thereunder, including without limitation, liabilities arising due to the failure by the Retrocessionaire (acting pursuant to the authority granted to it in Article 6 hereof) to settle within the policy limit, or by reason of alleged or actual negligence or bad faith of the Retrocessionaire in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against the insured thereunder or in the preparation or prosecution of an appeal consequent upon such action.  Notwithstanding the preceding, Extra Contractual Obligations shall not include such liabilities that arise from the Retrocedent’s intentional or reckless disregard of its obligations under this Agreement (including without limitation the Retrocedent’s obligation under Article 7 to provide copies to the Retrocessionaire of all claims notices received by the Retrocedent).

I.                                         “Novation Agreement” means an agreement among the Retrocedent, the Retrocessionaire and a ceding company under a Reinsurance Agreement whereby (i) all of Retrocedent’s right, title, interest and obligations in, to and under such Reinsurance Agreement are assigned to the Retrocessionaire, (ii) all of Retrocedent’s obligations under such Reinsurance Agreement are assumed by the Retrocessionaire and (iii) the Retrocedent is released by the ceding company of all liability under such Reinsurance Agreement.

J.                                        “Quarterly Report” has the meaning set forth in Section 7.1.

K.                                    “Reinsurance Agreements” means those reinsurance agreements entered into by the Retrocedent that are described in Annex A hereto.

L.                                      “Reinsurance Agreement Losses” means amounts paid by the Retrocedent on or after the Effective Date under the terms of a Reinsurance Agreement in respect of (i) claims incurred under such Reinsurance Agreement, including, without limitation, amounts paid in settlement of claims and in satisfaction of judgments, (ii) loss adjustment expenses of the reinsured that are ceded to the Retrocedent under such Reinsurance Agreement and (iii) Extra Contractual Obligations in respect of such Reinsurance Agreement.

M.                                 “Retrocession Term” has the meaning set forth in Article 2.

N.                                    “Upfront Premium Payment Date” means the second business day following the date upon which the approval or non-disapproval of this Agreement by both the Pennsylvania Insurance Department and the Maryland Insurance Administration is obtained.

Section 1.2.  Headings.  All captions, headings or titles preceding any Section or Article in this Agreement are solely for convenience of reference and are not part of this Agreement and shall not affect its meaning, construction or effect.

Section 1.3.  Other Interpretative Provisions.  The following interpretive provisions apply to this Agreement:  (a) a reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement; (b) the singular includes the plural and the plural includes the singular; (c) the words “include,” “includes,” and “including” are not limiting; and (d) the words “herein,” “hereof,” “hereunder,” and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

ARTICLE 2

TERM

Section 2.1.  Term.  Subject to the approval or non-disapproval of this Agreement by the Pennsylvania Insurance Department and the Maryland Insurance Administration, the term of this Agreement (the “Retrocession Term”) shall commence at 12:01 a.m., Eastern Standard Time, on the Effective Date and shall remain in force until such time as the Retrocedent has no further liability under the Reinsurance Agreements.

ARTICLE 3

TYPE AND BUSINESS COVERED

Quota share retrocession in respect of the Reinsurance Agreements.

ARTICLE 4

COVERAGE

The Retrocedent hereby cedes to the Retrocessionaire, and the Retrocessionaire hereby assumes as reinsurance from the Retrocedent and agrees to pay Retrocedent, (i) 100% of Covered Losses paid by the Retrocedent in respect of the Reinsurance Agreements and (ii)

100% of Commutation Amounts paid by the Retrocedent in respect of Commuted Reinsurance Agreements.

ARTICLE 5

RETROCESSION PREMIUM

Section 5.1.                                Upfront Premium.  On the Upfront Premium Payment Date, the Retrocedent will pay to the Retrocessionaire premium in the amount of $30,555,507, of which (i) $28,811,004 will be paid to the Retrocessionaire in cash and (ii) $1,744,503 will be retained by the Retrocedent as a deposit.

Section 5.2.                                Periodic Premium.  The Retrocedent will pay to the Retrocessionaire, in accordance with Article 7 hereof, 100% of the premiums (less brokerage and ceding commissions) received on or after the Effective Date in respect of the Reinsurance Agreements.

ARTICLE 6

CLAIMS MANAGEMENT; SETTLEMENTS; ADMINISTRATION; RIGHTS OF ASSOCIATION

Section 6.1.  Claims Management.  The Retrocessionaire agrees to take any and all actions necessary or appropriate for the management of claims arising under the Reinsurance Agreements, including without limitation investigating, assessing, adjusting, arbitrating, litigating and settling claims, as appropriate, and shall conduct itself with the utmost good faith in taking such actions.  The Retrocessionaire is hereby authorized and directed to undertake all such actions on behalf of the Retrocedent.

Section 6.2.  Claims Settlements.  The Retrocedent agrees to abide by the claim settlements of the Retrocessionaire.  The Retrocessionaire shall be the sole judge of (i) the interpretation of the Reinsurance Agreements, (ii) what shall constitute a claim under the Reinsurance Agreements and (iii) the Retrocedent’s liability under the Reinsurance Agreements and the proper amounts for the Retrocedent to pay thereunder.

Section 6.3.  Administration.  The Retrocessionaire agrees to take any and all actions necessary or appropriate for the administration of the Reinsurance Agreements, including without limitation determining the amount of collateral to be posted under such Reinsurance Agreements, and shall conduct itself with the utmost good faith in taking such actions.  The Retrocessionaire is hereby authorized and directed to undertake all such actions on behalf of the Retrocedent.  The Retrocedent will use commercially reasonable efforts to assist the Retrocessionaire in the collection of premium in respect of the Reinsurance Agreements.

Section 6.4.  Rights of Association.  Subject to the foregoing, the Retrocedent shall have the right and shall be given the opportunity to, at its own expense, associate with the Retrocessionaire in the defense of any suit or proceeding arising out of or connected with any claim under a Reinsurance Agreement.  In such event, the Retrocessionaire and the Retrocedent shall cooperate in all aspects of the defense of such suit or proceeding.

ARTICLE 7

REPORTS AND REMITTANCES

Section 7.1.  Quarterly Report.  Within 30 days following the end of each calendar quarter during the Retrocession Term, the Retrocedent will prepare and deliver to the Retrocessionaire a report (the “Quarterly Report”) containing information relevant to the calculation of the amount (other than amounts due and owing pursuant to Article 8 hereof) owed by or to the Retrocessionaire hereunder in respect of such calendar quarter (which report shall be in such form as the Retrocedent and the Retrocessionaire shall reasonably agree).

Section 7.2.  Remittances.  (a)  Net payments owed to the Retrocessionaire shall accompany the Quarterly Report.  Net payments owed to the Retrocedent shall be made within ten (10) business days of delivery of the Quarterly Report; provided, however, at the option and upon the demand of the Retrocedent, but solely when the Retrocedent is in receipt of a cash call in excess of $100,000 arising from obligations owed on a single Reinsurance Agreement, the Retrocedent shall be paid by wire transfer of same day federal funds within five business days following the date of receipt by the Retrocessionaire of a report identified as a “Special Loss Accounting,” which shall indicate on its face that:

a)              the net amount then due from the Retrocessionaire is in excess of $100,000, and

b)             the obligation arises from a single Reinsurance Agreement and

c)              the Retrocedent’s obligation is due to be paid by wire transfer within five business days.

Amounts paid pursuant to a Special Loss Accounting shall be credited in the Quarterly Report that follows the submission of a Special Loss Accounting.

(b)  Notwithstanding anything to the contrary set forth in clause (a) of this Section 7.2, no payments shall be made hereunder until this Agreement has been approved or non-disapproved by both the Pennsylvania Insurance Department and the Maryland Insurance Administration.

Section 7.3.  Claims Notices, Bordereaux and Other Information Received from Ceding Companies.  The Retrocedent shall deliver copies of all notices (including, without limitation, claim notices), bordereaux, requests for collateral and any and all other information it receives in respect of the Reinsurance Agreements within 10 business days of the Retrocedent’s receipt thereof.

Section 7.4.  Reserve Report.  Within 30 days following the end of each calendar quarter during the Retrocession Term, the Retrocessionaire will prepare and deliver to the Retrocedent a report containing the Retrocessionaire’s good faith estimate of the loss reserves to be established by the Retrocedent in respect of the Reinsurance Agreements ceded hereunder as of the end of such calendar quarter.  The Retrocedent shall have no obligation to establish reserves in accordance with such recommendations.

Section 7.5.  Net Cash Flow Adjustment.  No later than 45 days after the end of each calendar year during the Retrocession Term, the Retrocedent will prepare and deliver to the Retrocessionaire a report (the “Net Cash Flow Report”) setting forth (a) the aggregate amount, if any, paid by the Retrocedent to the Retrocessionaire pursuant to Article 5 hereof during such calendar year and (b) the aggregate amount, if any, paid by the Retrocessionaire pursuant to Article 4 hereof during such calendar year, other than such amounts paid directly to the ceding company by the Retrocessionaire.  If the amount determined pursuant to clause (a) above is greater than the amount determined pursuant to clause (b) above, the Retrocedent will pay to the Retrocessionaire the Net Cash Flow Adjustment Amount together with the Net Cash Flow Report.  If the amount determined pursuant to clause (b) above is greater than the amount determined pursuant to clause (a) above, the Retrocessionaire will pay to the Retrocedent the absolute value of the Net Cash Flow Adjustment Amount within ten (10) business days of delivery of the Net Cash Flow Report.  “Net Cash Flow Adjustment Amount” means, in respect of a calendar year, the (i) the amount determined pursuant to clause (a) for such calendar year minus the amount determined pursuant to clause (b) for such calendar year divided by (ii) 2 multiplied by (iii) the interest rate payable on the first three-month U.S. Treasury Bill issued during such calendar year.

ARTICLE 8

COLLATERAL

Section 8.1.  Quarterly True Up.  No later than five days prior to the end of each calendar quarter during the Retrocession Term (such calendar quarter, the “Current Quarter”), the Retrocedent will provide to the Retrocessionaire a good faith written estimate of the amount (such amount, the “Collateral Amount”) of collateral that the Retrocedent will be required to post as of the end of such Current Quarter in respect of the Reinsurance Agreements and a good faith written estimate of the Deposit Amount as of the end of such Current Quarter.  If the Collateral Amount as of the end of any Current Quarter exceeds the Deposit Amount as of the end of such Current Quarter, the Retrocessionaire will transfer such difference to the Retrocedent no later than the last business day of such Current Quarter.  If the Collateral Amount as of the end of any Current Quarter is less than the Deposit Amount as of the end of such Current Quarter, the Retrocedent will transfer such difference to the Retrocessionaire no later than the last business day of such Current Quarter.

Section 8.2.  True Up Following Novation.  Within five business days of any day (such day, the “Novation Date”) during the Retrocession Term upon which the Retrocedent, the Retrocessionaire and a ceding company execute and deliver a Novation Agreement, the Retrocedent will provide to the Retrocessionaire a written statement of the Collateral Amount as of the Novation Date and, if the Collateral Amount is less than the Deposit Amount as of such Novation Date, the Retrocedent will promptly (and in any event within five business days of such Novation Date) transfer such difference to the Retrocessionaire.

Section 8.3.  True Up Following Retrocessionaire’s Request.  From time to time during the Retrocession Term, the Retrocessionaire may request that the Retrocedent provide a written statement of the Collateral Amount as of any day during the Retrocession Term and, if the Collateral Amount is less than the Deposit Amount as of such day, the Retrocedent will promptly (and in any event within five business days of such day) transfer such difference to the Retrocessionaire.

Section 8.4.  Use of Deposit Amount; Crediting of Interest.  At any time after the Retrocessionaire fails to pay any Covered Losses or Commutation Amounts owing to the Retrocedent under this Agreement as and when due, the Retrocedent may appropriate so much of the Deposit Amount as may be required to cure such default.  Until such time as the Deposit Amount has been utilized in such manner or returned to the Retrocessionaire pursuant to the terms hereof, interest thereon will be credited to the Retrocessionaire quarterly at rate per annum equal to the lesser of (i) the prime rate as of the first business day of such calendar quarter and (ii) the interest rate payable on the first six-month U.S. Treasury Bill issued during such calendar quarter.  Upon expiry of the Retrocessionaire’s liability hereunder, the Retrocedent shall return to the Retrocessionaire the balance of the Deposit Amount as of such date of expiry.

Section 8.5.  Financial Statement Credit.  The Retrocessionaire agrees to take all actions as may be necessary to permit the Retrocedent to obtain financial statement credit in all United States jurisdictions for the reinsurance provided by this Agreement.  It is understood and agreed that any term or condition required to be included in this Agreement for the Retrocedent to receive statutory financial statement credit will be deemed to be incorporated in this Agreement by reference.

ARTICLE 9

AMENDMENT OF REINSURANCE AGREEMENTS; NOVATION AGREEMENTS

Section 9.1.  Amendment of Reinsurance Agreements.  Any amendments, extensions, endorsements or alteration to the Reinsurance Agreements will be submitted to the Retrocessionaire for advance approval, and no amendment, extension, endorsement or alteration of any Reinsurance Agreement will be effective as between the Retrocedent and the Retrocessionaire unless the Retrocessionaire’s prior written approval has been obtained.

Section 9.2.  Novation Agreements.  The Retrocedent and the Retrocessionaire will use commercially reasonable efforts to negotiate, execute and deliver Novation Agreements.  Other than the consideration set forth in this Agreement, no consideration will be payable to or by either party hereto in connection with the execution and delivery of any Novation Agreement.  The Retrocedent and Retrocessionaire shall execute, acknowledge or verify, and deliver any and all agreements, documents, instruments, reports or filings, and take any and all other actions, which from time to time may be reasonably requested by the other party to this Agreement to carry out the purposes and intent of this Section.  Without limiting the generality of the preceding sentence, at the request of the Retrocessionaire in connection with the execution and delivery of a Novation Agreement, the Retrocedent will deliver a letter (in form and substance satisfactory to the Retrocessionaire) to the ceding company directing that future premiums be paid directly to the Retrocessionaire.  Notwithstanding anything to the contrary set forth herein, the Retrocedent will not execute and deliver a Novation Agreement without the prior written approval of the Retrocessionaire, which approval will not be unreasonably withheld.  The signature of the Retrocessionaire on a Novation Agreement will be deemed prior written approval of such Novation Agreement by the Retrocessionaire.

ARTICLE 10

RESERVES

The Retrocessionaire shall maintain reserves with respect to its share of the Reinsurance Agreements ceded hereunder as are required by applicable law.

ARTICLE 11

Retrocedent will indemnify and hold the Retrocessionaire harmless against any damages, claims or causes of action incurred by or asserted against the Retrocessionaire that arise from the intentional or reckless disregard by the Retrocedent of its obligations under this Agreement.

ARTICLE 12

GENERAL CONDITIONS

Section 12.1.  Follow the Fortunes.  This Agreement is based on the original terms of the Reinsurance Agreements so that the Retrocessionaire’s rights and obligations vis-à-vis the Retrocedent with respect to the reinsurance provided under this Agreement shall, subject to the terms of this Agreement, follow the fortunes of the Retrocedent in all respects under the Reinsurance Agreements.

Section 12.2.  No Third Party Rights.  Nothing herein shall be construed to expand the liability of the Retrocessionaire beyond what is specifically assumed under this Agreement by creating in any third party any rights hereunder.

Section 12.3. Insolvency.  In the event of the insolvency of the Retrocedent, this reinsurance shall be payable directly to the Retrocedent, or its liquidator, receiver, conservator or statutory successor, on the basis of the liability of the Retrocedent without diminution because of the insolvency of the Retrocedent or because the liquidator, receiver, conservator or statutory successor of the Retrocedent has failed to pay all or a portion of any claim.  It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Retrocedent shall give written notice to the Retrocessionaire of the pendency of a claim against the Retrocedent with respect to the Reinsurance Agreements within a reasonable time after such claim is filed in the liquidation, conservation or rehabilitation proceeding or in the receivership.  During the pendency of such claim, the Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Retrocedent or its liquidator, receiver, conservator or statutory successor.  The expense thus incurred by the Retrocessionaire shall be chargeable, subject to the approval of the court, against the Retrocedent as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Retrocedent solely as a result of the defense undertaken by the Retrocessionaire.

Section 12.4.  Access to Records.  Upon reasonable notice, the Retrocessionaire or its duly authorized representative shall have access to and the right to inspect the books and records of the Retrocedent that pertain to this Agreement or the Reinsurance Agreements.  In addition, at the request of the Retrocessionaire, the Retrocedent shall use commercially reasonable efforts to cause the ceding company under a Reinsurance Agreement to allow the Retrocessionaire or its duly authorized representative to have access to and the right to inspect the books and records of such party to the extent such books and records pertain to such Reinsurance Agreement.  At the request of the Retrocessionaire in respect of any ceding company under a Reinsurance Agreement, the Retrocedent will appoint the Retrocessionaire as its agent for purposes of gaining access to the books and records of such ceding company.  At the request of the Retrocessionaire following the execution and delivery of a Novation Agreement and subject to any applicable confidentiality restrictions, the Retrocedent promptly will transfer to the Retrocessionaire all books and records in the Retrocedent’s possession relating to the novated Reinsurance Agreement.

Section 12.5.  Offset.  The Retrocessionaire or the Retrocedent may offset any balance(s) due from one party to the other under this Agreement.  The party asserting the right of offset may exercise such right at any time whether the balance(s) due are on account of premiums or losses or otherwise.  In the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable law.

Section 12.6.  Errors and Omissions.  Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified as soon as possible after discovery.

Section 12.7.  Governing Law.  This Agreement shall be governed by and is to be construed in accordance with the laws of the State of New York without giving effect to conflict of law rules thereof.

Section 12.8.  Arbitration.  Any dispute or other matter in question relating to this Agreement that cannot be resolved by the Retrocedent and the Retrocessionaire arising out of, or relating to, the formation, interpretation, performance or breach of this Agreement, whether such dispute arises before or after termination of this Agreement, will be subject to arbitration.  Arbitration will be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen and cannot be otherwise settled by the parties.

Within thirty (30) days of the non-initiating party’s receipt of notice of arbitration, each party will appoint a disinterested individual as arbitrator and the two so appointed will then appoint a third arbitrator who will serve as the umpire.  If either party fails to appoint an arbitrator within thirty (30) days, the other party may appoint the second arbitrator.  If the two arbitrators do not agree on a third arbitrator within fifteen (15) days of the date on which the second arbitrator was appointed, the parties shall employ the ARIAS-U.S. Umpire Appointment Procedures to appoint the third arbitrator.  If the ARIAS-U.S. Umpire Appointment Procedures have been terminated, the parties shall jointly petition the New York office of the American Arbitration Association to appoint the third arbitrator.  The arbitrators will be present or former officers of insurance or reinsurance companies or attorneys experienced in reinsurance matters who do not have a personal or financial interest in the result of the arbitration and who are not past or current officers, employees or directors of the Retrocedent, the Retrocessionaire or their respective affiliates.

The arbitration hearings will be held in New York, New York, or such other place as the parties may mutually agree.  Within thirty (30) days after appointment of the third arbitrator, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules for hearings.  The decision of the panel shall be rendered within forty-five (45) days following the termination of the hearings.

In making its decision, the panel shall consider the customs and practices of the reinsurance industry.  The arbitrators will not be obliged to follow judicial formalities or the rules of evidence except to the extent required by the laws of the State of New York.  Insofar as the arbitration panel looks to substantive law, it shall apply the laws of the State of New York without regard to its conflict of laws rules.  The decision of any two arbitrators when rendered in writing shall be final and binding.  The panel is empowered to grant interim relief as it may deem appropriate.  Judgment upon the award may be entered in any court having jurisdiction thereof.  The substantive laws of the State of New York, without regard to its conflict of laws rules, will govern any action or suit brought to compel any such arbitration or to enforce any award rendered pursuant to such arbitration.  It is agreed that the arbitrators shall not have the jurisdiction to authorize any punitive, exemplary or consequential damage awards between the parties hereto.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator.  The remaining costs of the arbitration shall be allocated by the panel.  The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys’ fees, to the extent permitted by law.

Except as provided above, arbitration will be based, to the extent applicable, upon ARIAS-U.S. procedures.

The procedures specified in this Section will be the sole and exclusive procedures for the resolution of irreconcilable disputes between the parties arising out of or relating to this Agreement.

This Section shall survive the termination of this Agreement.

Section 12.9.  Service of Suit.  Each party hereby irrevocably submits to the nonexclusive jurisdiction of any Federal or State of New York court sitting in the State of New York over any suit, action or proceeding relating to the enforcement of the parties’ agreement to arbitrate or the enforcement of an arbitral award.  Each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding brought in such court has been brought in an inconvenient forum.  Each party agrees that a final judgment, not subject to any further appeal, in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon it and will be given effect in its state or country of domicile, as applicable, to the fullest extent permitted by applicable law and may be enforced in any Federal or State of New York court sitting in the State of New York, by a suit upon such judgment, provided that service of process is effected upon it as specified in this Section or as otherwise permitted by law.  Nothing herein shall be deemed to limit or waive a party’s right to remove a suit, action or proceeding to Federal court.

Further, each party hereby designates the Superintendent of Insurance of the State of New York, or his successor or successors in office, as the true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the other party under this Agreement and arising out of this Agreement, and hereby designates the person named in the “Notice” provision of this Agreement as the person to whom the Superintendent or such successor is authorized to mail such process or a true copy thereof.

Each party hereby consents to process being served in any suit, action or proceeding of the nature referred to above in any Federal or State of New York court sitting in the State of New York by service of process as set forth above; provided that, to the extent lawful and possible, written notice of said service shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the other party at its address specified herein or to any other address of which such party shall have given notice.  Each party irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service and agrees that such service shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to such party.

Service of process may be affected in any other manner permitted by law. Nothing in this Section shall limit the right of a party to bring proceedings against the other party in any court having jurisdiction over such other party and such proceeding for the purpose of enforcing the parties’ agreement to arbitrate or to enforce an arbitral award.

Section 12.10.  Notice.  As used in this Agreement, notice shall mean any and all notices, requests, demands or other communications required or permitted to be given hereunder.  All notices shall be in writing and shall be (i) delivered personally, (ii) sent by an overnight delivery service, or (iii) sent by confirmed facsimile transmission, addressed to the parties at the addresses set forth below.  Any such notice shall be deemed given (i) in the case of personal delivery, when so delivered personally, (ii) if sent by overnight delivery service, one day after delivery of such notice to such service, and (iii) if sent by confirmed facsimile transmission, at the time of transmission.

If to the Retrocedent:

Assured Guaranty Corp.

1325 Avenue of the Americas

New York, NY 10019

Telephone: 212-974-0100

Facsimile: 212-581-3268

Attention: General Counsel

If to the Retrocessionaire:

ACE American Insurance Company

c/o ACE Tempest Re USA, Inc.

Two Stamford Plaza

281 Tresser Boulevard

Suite 500

Stamford, CT 06901-3264

Telephone: 203-328-7001

Facsimile: 203-328-7003

Attention:  Jacques Bonneau

The Retrocedent and the Retrocessionaire shall provide each other with wiring instructions for monies to be transferred under this Agreement promptly after execution of this Agreement and at the time of any change in such instructions.

Section 12.11.  Assignment.  This Agreement may not be assigned by either party without the prior written consent of the other party.  Notwithstanding the foregoing, the Retrocessionaire may assign its rights under this Agreement to an affiliated entity so long as that entity (i) has the same or better Standard and Poors (“S&P”) rating as then stated by S&P for the Retrocessionaire and (ii) assumes all of the obligations of the Retrocessionaire hereunder pursuant to a written agreement reasonably satisfactory to the Retrocedent.

Section 12.12.  Amendments.  This Agreement may not be modified or amended except by mutual written consent of the parties.  The parties will not unreasonably refuse to make any amendments hereto that are required to be made in order to obtain the approval or non-disapproval of this Agreement by both the Pennsylvania Insurance Department and the Maryland Insurance Administration.

Section 12.13.  Waivers.  The terms of this Agreement may be waived only with the written consent of the party waiving compliance. No failure or delay in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

Section 12.14.  Entire Agreement; Rights and Remedies.  This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior written and oral statements with respect hereto.  The rights and remedies provided herein are cumulative and are not exclusive or any rights or remedies that any party may have at law or in equity.

Section 12.15.  Counterparts.  This Agreement may be executed in any number or counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section 12.16.                  Severability.  If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstances, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, but only if (a) this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and (b) the deletion of such portion of this Agreement does not substantially impair the respective benefits or expectations for the parties to this Agreement.

Section 12.17.                  Further Assurances.  Each party hereto shall, at any time and from time to time after the first date written above, upon request of any other party hereto, do, execute,

acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, instruments, assignments and assurances as may be reasonably required in order to carry out the intent of this Agreement (including without limitation any of the foregoing as are reasonably necessary to obtain the approval or non-disapproval of this Agreement by both the Pennsylvania Insurance Department and the Maryland Insurance Administration).

[The next page is the signature page.]

IN WITNESS WHEREOF, this Agreement has been signed by a duly authorized officer of each of the parties as of the date first above written.

ASSURED GUARANTY CORP.

By:	/s/ Geraldine Alfino Egler
Name: Geraldine Alfino Egler
Title: Senior Vice President and General Counsel

ACE AMERICAN INSURANCE COMPANY
Signed by ACE Tempest Re USA, Inc.
for and on behalf of ACE American Insurance Company

By:	/s/ Kevin Conlon
Name: Kevin Conlon
Title: Senior Vice President

ANNEX A

1. ACE	2000 ACE EUROPE TRADE QS
2000 AGM MOTOROLA TRADE CREDIT
2001 ACE EUROPE TRADE QS
2002 ACE EUROPE CR/CTY RISK QS
2002 ACE EUROPE TRADE QS
2002 ACE EUROPE/BOREALIS
2003 ACE EUROPE CR/CTY RISK QS
2003 ACE EUROPE/BOREALIS

2. Allianz	2002 ALLIANZ CREDIT & BOND XL1
2002 ALLIANZ CREDIT & BOND XL2
2002 ALLIANZ CREDIT & BOND XL3
2002 ALLIANZ CREDIT & BOND XL4
2003 ALLIANZ CREDIT & BOND XL1
2003 ALLIANZ CREDIT & BOND XL2
2003 ALLIANZ CREDIT & BOND XL3
2003 ALLIANZ CREDIT & BOND XL4

3. Atradius	1993 NCM PER COUNTRY XL 5
1994 NCM OPTIONAL QS 5
1994 NCM OPTIONAL QS 6
1994 NCM PER COUNTRY XL 5
1994 NCM PER COUNTRY XL 6
1995 NCM OPTIONAL QS 2
1995 NCM PER COUNTRY XL 5
1995 NCM PER COUNTRY XL 6
1996 NCM OPTIONAL QS 1
1996 NCM OPTIONAL QS 2
1996 NCM OPTIONAL QS 3
1996 NCM OPTIONAL QS 4
1996 NCM OPTIONAL QS 5
1996 NCM OPTIONAL QS 6
1996 NCM PER COUNTRY XL 5
1996 NCM PER COUNTRY XL 6
1997 NCM PER COUNTRY XL 4
1997 NCM PER COUNTRY XL 5
1997 NCM RI OPTIONAL QS 4
1997 NCM RI OPTIONAL QS 5
1998 NCM BUYER/COUNTRY XL 4
1998 NCM BUYER/COUNTRY XL 5
1998 NCM RI OPTIONAL QS 4
1998 NCM RI OPTIONAL QS 5
1999 NCM BUYER/COUNTRY XL 3
1999 NCM BUYER/COUNTRY XL 4
1999 NCM BUYER/COUNTRY XL 5
1999 NCM RI OPTIONAL QS 4
1999 NCM RI OPTIONAL QS 4A
1999 NCM RI OPTIONAL QS 5
1999 NCM RI OPTIONAL QS 5A
2000 NCM BUYER/COUNTRY XL 3

2000 NCM BUYER/COUNTRY XL 4
2000 NCM BUYER/COUNTRY XL 5
2000 NCM RI OPTIONAL QS 4
2000 NCM RI OPTIONAL QS 4A
2000 NCM RI OPTIONAL QS 5
2000 NCM RI OPTIONAL QS 5A
2000 NCM WAL-MART STORES QS
2001 NCM AMERICAS AGG XL
2001 NCM PER BUYER/COUNTRY XL3
2001 NCM PER BUYER/COUNTRY XL4
2001 NCM PER BUYER/COUNTRY XL5
2001 NCM RI OPTIONAL QS 4
2001 NCM RI OPTIONAL QS 4A
2001 NCM RI OPTIONAL QS 5
2001 NCM RI OPTIONAL QS 5A
2002 GERLING CREDIT QS
2002 GERLING CREDIT XL1
2002 GERLING CREDIT XL2
2002 GERLING CREDIT XL3
2002 GERLING CREDIT XL4
2002 GERLING CREDIT XL5
2002 NCM AGGREGATE XL
2002 NCM GROUP CREDIT QS - 1&2
2002 NCM PER BUYER/COUNTRY XL1
2002 NCM PER BUYER/COUNTRY XL2
2002 NCM PER BUYER/COUNTRY XL3
2002 NCM PER BUYER/COUNTRY XL4
2002 NCM PER BUYER/COUNTRY XL5
2003 GERLINGNCM GRP CRED - 1&2
2003 GERLING-NCM PER BUYER XL1
2003 GERLING-NCM PER BUYER XL2
2003 GERLING-NCM PER BUYER XL3

4. BCI	2002 BCI/LUMBERMENS MUTUAL QS

5. Cesce	2002 CESCE BOND QS
2002 CESCE CREDIT QS
2002 CESCE OVERSEAS QS - SEC A
2002 CESCE OVERSEAS QS - SEC B
2002 CESCE PER COUNTRY XL
2002 CESCE PER RISK XL
2003 CESCE CREDIT QS
2003 CESCE PER RISK XL
2003 CESCE SPANISH BOND QS

6. Chubb	2002 CHUBB COUNTRY RISKS QS
2002 CHUBB TRADE CREDIT QS
2003 CHUBB COUNTRY RISKS QS
2003 CHUBB TRADE CREDIT QS

7. CNA	1996 CNA IN-GEAR/WALMART
1996 CNA SBS/WAL-MART
1997 CNA DISPLAY TECHNOLOGY
1997 CNA INTERSHOE - CAPRE

2

1997 CNA SEARS/LG ELEC
1998 CNA DISPLAY TECHNOLOGY
1998 CNA INTERSHOE
1998 CNA LG ELECTONICS/GATEWAY
1998 CNA LG ELECTRONICS/SEARS
1998 CNA SBS/WAL-MART
1998 CNA SPRING FORD/NIKE
1998 CNA SPRING FORD/WARNACO
1999 CNA AUTOZONE
1999 CNA/TOYS “R” US
2000 CNA AUTOZONE
2000 CNA AUTOZONE 2
2000 CNA BED BATH & BEYOND
2000 CNA BEST BUY
2000 CNA COMPAQ COMPUTER
2000 CNA COSTCO WHOLESALE CORP
2000 CNA HOUDINI
2000 CNA INGRAM MICRO
2000 CNA J.C. PENNEY
2000 CNA QVC CORP.
2000 CNA STAPLES
2000 CNA TARGET CORP. 3
2000 CNA TARGET CORP (DAYTON)
2000 CNA TJX COMPANIES
2000 CNA TOYS ‘R US
2000 CNA WAL-MART STORES
2000 CNA/OFFICE DEPOT - 1
2000 CNA/OFFICE DEPOT - 2
2001 CNA ADOBE SYSTEMS
2001 CNA AUTOZONE 2
2001 CNA BEST BUY
2001 CNA BEST BUY 2
2001 CNA COMPAQ COMPUTER 2
2001 CNA COSTCO WHOLESALE
2001 CNA FEDERATED DEPT
2001 CNA GATEWAY
2001 CNA OFFICE DEPOT 2
2001 CNA PHARM WHOLESALERS
2001 CNA TOYS ‘R US
2001 CNA UNITED TECHNOLOGIES
2001 CNA WAL-MART
2001 CNA/OFFICE DEPOT 1
2002 CNA PER-RISK XL

8. Coface	1994 COFACE PER BUYER XL
2000 DEXTA/COFACE CREDIT QS
2001 COFACE PER BUYER XL 1
2001 COFACE PER BUYER XL 2
2001 COFACE PER BUYER XL 3
2001 COFACE PER BUYER XL 4
2001 COFACE PER COUNTRY XL 1
2001 COFACE PER COUNTRY XL 2
2001 COFACE PER COUNTRY XL 3
2001 COFACE PER COUNTRY XL 4

3

2002 COFACE CEN XL 1
2002 COFACE CEN XL 2
2002 COFACE CEN XL 3
2002 COFACE PER BUYER XL 1
2002 COFACE PER BUYER XL 2
2002 COFACE PER BUYER XL 3
2002 COFACE PER BUYER XL 4
2002 COFACE PER COUNTRY XL 1
2002 COFACE PER COUNTRY XL 2
2002 COFACE PER COUNTRY XL 3
2002 COFACE PER COUNTRY XL 4
2002 DEXTA/COFACE CREDIT QS
2003 COFACE CEN XL 1
2003 COFACE CEN XL 2
2003 COFACE CEN XL 3
2003 COFACE CRED/BOND QS
2003 COFACE PER BUYER XL 1
2003 COFACE PER BUYER XL 2
2003 COFACE PER BUYER XL 3
2003 COFACE PER BUYER XL 4
2003 COFACE PER COUNTRY XL 1
2003 COFACE PER COUNTRY XL 2
2003 COFACE PER COUNTRY XL 3
2003 DEXTA/COFACE CREDIT QS

9. Continental	1995 CONTINENTAL TRADE FAC

10. Cosec	2002 COSEC BOND QS - SECTS A&B
2002 COSEC CREDIT & BOND XL1
2002 COSEC CREDIT & BOND XL2
2002 COSEC CREDIT & BOND XL3
2002 COSEC CREDIT & BOND XL4
2002 COSEC CREDIT & BOND XL5
2002 COSEC CREDIT QS TREATY
2003 COSEC CREDIT & BOND XL1
2003 COSEC CREDIT & BOND XL2
2003 COSEC CREDIT & BOND XL3
2003 COSEC CREDIT & BOND XL4
2003 COSEC CREDIT & BOND XL5

11. CYC	2003 CRED Y CAUC PER BUYER XL1
2003 CRED Y CAUC PER BUYER XL2
2003 CRED Y CAUC PER BUYER XL3
2003 CREDITO Y CAUCION BOND QS
2003 CREDITO y CAUCION CRED QS

12. Dansk	2001 DANSK MT HOJGAARD
2001 DANSK/DANISH CROWN 2
2002 DANSK BOND QS
2002 DANSK MT HOJGAARD QS
2002 DANSK RETENTION XL
2002 DANSK/DANISH CROWN
2002 DANSK/HOUSE OF PRINCE
2003 DANSK CREDIT & BOND QS

4

2003 DANSK RETENTION XL
2003 DANSK/HOUSE OF PRINCE

13. Euler	1994 HERMES BONDING METRO
1994 HERMES TRADE XL 3
1995 HERMES TRADE XL 3
1995 HERMES TRADE XL 4
1995 SFAC TRADE XL 1
1995 SFAC TRADE XL 2
1995 SFAC TRADE XL 3
1995 SFAC TRADE XL 4
1995 TI EXPORT XL 5
1996 HERMES TRADE XL 3
1996 HERMES TRADE XL 4
1996 SFAC TRADE XL 1
1996 SFAC TRADE XL 2
1996 SFAC TRADE XL 3
1996 SFAC TRADE XL 4
1997 ACI TRADE PER BUYER XL 5
1997 ACI TRADE PER BUYER XL 6
1997 ACI TRADE PER BUYER XL 7
1997 ACI TRADE PER BUYER XL 8
1997 ACI TRADE PER BUYER XL 9
1997 HERMES TRADE XL 3
1997 HERMES TRADE XL 4
1997 SFAC TRADE XL 1
1997 SFAC TRADE XL 2
1997 SFAC TRADE XL 3
1997 SFAC TRADE XL 4
1997 SFAC TRADE XL 5
1997 SFAC TRADE XL 6
1998 ACI TRADE PER BUYER XL 3
1998 ACI TRADE PER BUYER XL 4
1998 ACI TRADE PER BUYER XL 5
1998 HERMES TRADE XL 3
1998 HERMES TRADE XL 4
1998 SFAC TRADE XL 1
1998 SFAC TRADE XL 2
1998 SFAC TRADE XL 3
1998 SFAC TRADE XL 4
1998 SFAC TRADE XL 5
1998 SFAC TRADE XL 6
1999 HERMES TRADE XL 3
1999 HERMES TRADE XL 4
1999 SFAC TRADE RETENTION XL 1
1999 SFAC TRADE RETENTION XL 2
1999 SFAC TRADE RETENTION XL 3
1999 SFAC TRADE RETENTION XL 4
2000 HERMES TRADE XL 3
2000 HERMES TRADE XL 4
2000 SFAC CREDIT XL 1
2000 SFAC CREDIT XL 2
2000 SFAC CREDIT XL 3
2000 SFAC CREDIT XL 4

5

2000 SFAC CREDIT XL 5
2001 E&H RETENTION XL1
2001 E&H RETENTION XL2
2001 E&H RETENTION XL3
2001 E&H RETENTION XL4
2001 HERMES TRADE XL 1
2001 HERMES TRADE XL 2
2001 HERMES TRADE XL 3
2001 HERMES TRADE XL 4
2001 SFAC CREDIT QS
2001 SFAC CREDIT XL 1
2001 SFAC CREDIT XL 2
2001 SFAC CREDIT XL 3
2001 SFAC CREDIT XL 4
2001 SFAC CREDIT XL 5
2002 ACI PER RISK XL 1
2002 ACI PER RISK XL 2
2002 ACI PER RISK XL 3
2002 ACI PER RISK XL 4
2002 ACI PER RISK XL 5
2002 ACI TRADE CREDIT QS
2002 COBAC RETAIL QS
2002 COBAC RETENTION XL 1
2002 COBAC RETENTION XL 2
2002 COBAC RETENTION XL 3
2002 COBAC RETENTION XL 4
2002 COBAC TRADE QS
2002 HERMES C&G BOND SURPLUS
2002 HERMES TRADE XL1
2002 HERMES TRADE XL2
2002 HERMES TRADE XL3
2002 HERMES TRADE XL4
2002 SFAC TRADE CREDIT QS
2002 SFAC TRADE CREDIT XL 1
2002 SFAC TRADE CREDIT XL 2
2002 SFAC TRADE CREDIT XL 3
2002 SFAC TRADE CREDIT XL 4
2002 SFAC TRADE CREDIT XL 5
2002 SIAC CREDIT & BOND QS
2002 SIAC CREDIT & BOND XL1
2002 SIAC CREDIT & BOND XL2
2002 SIAC CREDIT & BOND XL3
2002 TI CREDIT RETENTION XL1
2002 TI CREDIT RETENTION XL2
2002 TI CREDIT RETENTION XL3
2002 TI CREDIT RETENTION XL4
2002 TI CREDIT RETENTION XL5
2002 TI GLOBAL CREDIT QS
2003 EULER-ACI PER RISK XL 1
2003 EULER-ACI PER RISK XL 2
2003 EULER-ACI PER RISK XL 3
2003 EULER-ACI PER RISK XL 4
2003 EULER-ACI TRADE CREDIT QS
2003 EULER-COBAC RET XL 1

6

2003 EULER-COBAC RET XL 2
2003 EULER-COBAC RET XL 3
2003 EULER-COBAC RET XL 4
2003 EULER-COBAC RETAIL QS
2003 EULER-COBAC TRADE QS
2003 EULER-CREDITO CREDIT QS
2003 EULER-CREDITO CREDIT XL1
2003 EULER-CREDITO CREDIT XL2
2003 EULER-SFAC TRADE CRED QS
2003 EULER-SFAC TRADE CRED XL1
2003 EULER-SFAC TRADE CRED XL2
2003 EULER-SFAC TRADE CRED XL3
2003 EULER-SFAC TRADE CRED XL4
2003 EULER-SFAC TRADE CRED XL5
2003 EULER-SIAC CRED/BOND XL1
2003 EULER-SIAC CRED/BOND XL2
2003 EULER-SIAC CRED/BOND XL3
2003 EULER-SIAC CREDIT/BOND QS
2003 EULER-TI CREDIT RET XL1
2003 EULER-TI CREDIT RET XL2
2003 EULER-TI CREDIT RET XL3
2003 EULER-TI CREDIT RET XL4
2003 EULER-TI CREDIT RET XL5
2003 EULER-TI GLOBAL CREDIT QS
2003 HERMES C&G BOND SURPLUS
2003 HERMES TRADE QS
2003 HERMES TRADE XL1
2003 HERMES TRADE XL2
2003 HERMES TRADE XL3

14. Exporters	2002 EIC CREDIT & COUNTRY QS
2002 EIC PER RISK XL
2003 EIC PER RISK XL

15. FCIA	2002 FCIA TRADE SURPLUS SHARE
2003 FCIA CRED/COUNTRY SS
2003 FCIA PER BUYER XL1
2003 FCIA PER BUYER XL2
2003 FCIA PER BUYER XL3

16. FPG	1996 FPG PENSION AGG XL
1996 FPG PER RISK XL
1997 FPG PENSION AGG XL 1
1998 FPG PENSION AGG XL 2
1999 FPG/ERICSSON XL-1
1999 FPG/ERICSSON XL-2
2000 FPG PENSION AGG XL 2
2000 FPG PENSION AGG XL 3
2000 FPG/ERICSSON XL
2001 FPG ERICSSON XL
2002 FPG ERICSSON XL
2002 FPG PENSION AGG XL 1
2002 FPG PENSION AGG XL 2
2002 FPG PENSION AGG XL 3

7

2003 FPG PENSION AGG XS 4

17. Garantia	1997 GARANTIA UPM-KYMMENE XL 2
1998 GARANTIA/ENSO GROUP XL
2000 GARANTIA UPM KYMMENE XL-2
2001 GARANTIA UPM KYMMENE XL4
2002 GARANTIA WARTSILA

18. Gipac	2003 GIPAC BOND QS
2003 GIPAC PER BUYER XL 1
2003 GIPAC PER BUYER XL 2
2003 GIPAC PER BUYER XL 3
2003 GIPAC STOP LOSS XL

19. Hartford	1997 HARTFORD RISK XL 2
1997 HARTFORD RISK XL 3
1997 HARTFORD RISK XL 4
1998 HARTFORD RISK XL 2
1998 HARTFORD RISK XL 3
1998 HARTFORD RISK XL 4

20. HCC	2002 ST PAUL ESPANA BOND QS A
2002 ST PAUL ESPANA BOND QS B
2003 HCC ESP BOND QS A
2003 HCC ESP BOND QS B

21. ICIC	2002 ICIC PER COUNTRY XL1
2002 ICIC PER COUNTRY XL2
2002 ICIC PER COUNTRY XL3
2002 ICIC PER RISK XL1
2002 ICIC PER RISK XL2
2002 ICIC TRADE CREDIT QS
2003 ICIC PER COUNTRY XL1
2003 ICIC PER COUNTRY XL2
2003 ICIC PER COUNTRY XL3
2003 ICIC PER RISK XL1
2003 ICIC PER RISK XL2
2003 ICIC TRADE CREDIT QS

22. Polish Re	2003 PTR CREDIT & BOND TREATY
2002 PTR CREDIT & BOND FAC
2002 PTR CREDIT & BOND TREATY

23. RSA	2002 RSA BOND QS - SECTION A
2002 RSA BOND QS - SECTION B
2002 RSA CREDIT QS - SECTION A
2002 RSA CREDIT QS - SECTION B
2002 RSA CREDIT QS - SECTION C
2002 RSA SAFEWAY FAC QS
2003 RSA BOND QS - SECTION A
2003 RSA BOND QS - SECTION B
2003 RSA CREDIT QS - SECTION A
2003 RSA CREDIT QS - SECTION B
2003 RSA/MARKS & SPENCER

8

2003-2 RSA/MARKS & SPENCER

24. SCOR	2002 SCOR RETRO XL

25. Segumext	2000 SEGUMEXT FACULTATIVE QS
2000 SEGUMEXT QUOTA SHARE
2001 SEGUMEXT QUOTA SHARE

26. St. Paul Intern’l	2002 ST PAUL FRENCH QS - A & B

27. St Paul Surety	2002 ST PAUL SURETY XL2
2002 ST PAUL SURETY XL3
2002 ST PAUL SURETY XL4
2002 ST PAUL SURETY XL5
2003 ST PAUL SURETY XL1
2003 ST PAUL SURETY XL2
2003 ST PAUL SURETY XL3
2003 ST PAUL SURETY XL4

28. Swiss Re	1996 SWISS RE SURETY XL 2

29. Unistrat	2002 UNISTRAT PER COUNTRY XL1
2002 UNISTRAT PER COUNTRY XL2
2002 UNISTRAT PER COUNTRY XL3
2002 UNISTRAT QUOTA SHARE
2003 UNISTRAT PER COUNTRY XL1
2003 UNISTRAT PER COUNTRY XL2
2003 UNISTRAT PER COUNTRY XL3
2003 UNISTRAT QUOTA SHARE

30. Victoria Re	1997 VICTORIA RE - METRO XL 1
1997 VICTORIA RE - METRO XL 2
1998 VICTORIA RE - METRO XL 1
1998 VICTORIA RE - METRO XL 2
1998 VICTORIA RE - METRO XL 3
1998 VICTORIA RE - REWE GROUP

1. Allianz	2004 ALLIANZ CREDIT & BOND XL1
2004 ALLIANZ CREDIT & BOND XL2
2004 ALLIANZ CREDIT & BOND XL3
2004 ALLIANZ CREDIT & BOND XL4

2. Atradius	2004 GERLINGNCM GRP CRED - 1&2
2004 GERLING-NCM PER BUYER XL1
2004 GERLING-NCM PER BUYER XL2
2004 GERLING-NCM PER BUYER XL3

3. Cesce	2004 CESCE CREDIT QS
2004 CESCE PER RISK XL 1
2004 CESCE PER RISK XL 2
2004 CESCE PER RISK XL 3
2004 CESCE SPANISH BOND QS

9

4. Coface	2004 COFACE CRED/BOND QS
2004 COFACE PER BUYER XL 1
2004 COFACE PER BUYER XL 2
2004 COFACE PER BUYER XL 3
2004 COFACE PER BUYER XL 4
2004 COFACE PER COUNTRY XL 1
2004 COFACE PER COUNTRY XL 2
2004 COFACE PER COUNTRY XL 3

5. Cosec	2004 COSEC CREDIT & BOND XL1
2004 COSEC CREDIT & BOND XL2
2004 COSEC CREDIT & BOND XL3
2004 COSEC CREDIT & BOND XL4

6. CYC	2004 CRED Y CAUC PER BUYER XL1
2004 CRED Y CAUC PER BUYER XL2
2004 CRED Y CAUC PER BUYER XL3
2004 CREDITO Y CAUCION BOND QS
2004 CREDITO y CAUCION CRED QS

7. Dansk	2004 DANSK CREDIT & BOND QS
2004 DANSK RETENTION XL

8. Euler	2004 EHERMES-ACI PER RISK XL 1
2004 EHERMES-ACI PER RISK XL 2
2004 EHERMES-ACI PER RISK XL 3
2004 EHERMES-ACI PER RISK XL 4
2004 EHERMES-ACI TRADE CREDIT QS
2004 EHERMES-BENELUX RET XL 1
2004 EHERMES-BENELUX RET XL 2
2004 EHERMES-BENELUX RET XL 3
2004 EHERMES-BENELUX RET XL 4
2004 EHERMES-BENELUX RETAIL QS
2004 EHERMES-BENELUX TRADE QS
2004 EHERMES-CREDITO CREDIT QS
2004 EHERMES-CREDITO CREDIT XL1
2004 EHERMES-CREDITO CREDIT XL2
2004 EHERMES-SFAC TRADE CRED QS
2004 EHERMES-SFAC TRADE CRED XL1
2004 EHERMES-SFAC TRADE CRED XL2
2004 EHERMES-SFAC TRADE CRED XL3
2004 EHERMES-SFAC TRADE CRED XL4
2004 EHERMES-SFAC TRADE CRED XL5
2004 EHERMES-SIAC CRED/BOND XL1
2004 EHERMES-SIAC CRED/BOND XL2
2004 EHERMES-SIAC CRED/BOND XL3
2004 EHERMES-SIAC CREDIT/BOND QS
2004 EHERMES-UK CREDIT RET XL1
2004 EHERMES-UK CREDIT RET XL2
2004 EHERMES-UK CREDIT RET XL3
2004 EHERMES-UK CREDIT RET XL4
2004 EHERMES-UK CREDIT RET XL5
2004 EHERMES-UK GLOBAL CREDIT QS

10

2004 EHERMES GUARANTEE BOND SURPLUS
2004 EHERMES KREDIT TRADE QS
2004 EHERMES KREDIT TRADE XL1
2004 EHERMES KREDIT TRADE XL2
2004 EHERMES KREDIT TRADE XL3

9. FCIA	2004 FCIA CRED/COUNTRY SS
2004 FCIA PER BUYER XL1
2004 FCIA PER BUYER XL2
2004 FCIA PER BUYER XL3

10. HCC	2004 HCC ESP BOND QS

11. ICIC	2004 ICIC PER COUNTRY XL1
2004 ICIC PER COUNTRY XL2
2004 ICIC PER COUNTRY XL3
2004 ICIC PER RISK XL1
2004 ICIC PER RISK XL2
2004 ICIC TRADE CREDIT QS

12. RSA	2004 RSA BOND QS - SECTION A
2004 RSA BOND QS - SECTION B

13. SINOSURE	2004 SINOSURE CREDIT QS

14. St Paul Surety	2004 ST PAUL SURETY XL1
2004 ST PAUL SURETY XL2
2004 ST PAUL SURETY XL3
2004 ST PAUL SURETY XL4

11